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Exhibit 99.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President & Chief Executive Officer and Chief Financial Officer of the Company, certifies, that to their knowledge:

     1) the Company's Form 10-QSB for the quarterly period ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2) the information contained in the Company's Form 10-QSB for the quarterly period ended December 28, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carl H. Guild, Jr.                              /s/ Michael P. Malone
-----------------------------------                 ----------------------------
Carl H. Guild, Jr.                                  Michael P. Malone
President & Chief Executive Officer                 Chief Financial Officer

Date: February 14, 2003                             Date: February 14, 2003

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